Exhibit 31.4

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lars Lindqvist, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Neonode Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2017	/s/ Lars Lindqvist
Lars Lindqvist
Chief Financial Officer, Vice President, Finance Treasurer and Secretary